Exhibit 10.63


                                 PROMISSORY NOTE
$225,809.86
                                                              September 10, 2004

                  FOR VALUE RECEIVED, the undersigned (Maker) promises to pay to the order of Barron Partners LP (Payee), at its address, 730 Fifth Avenue, New York, New York 10019, the principal sum of TWO HUNDRED TWENTY FIVE THOUSAND EIGHT HUNDRED NINE DOLLARS and EIGHTY SIX CENTS ($225,809.86), together with interest thereon at the rate of six (6%) per annum and a loan origination fee of seven (7%). The entire principal, origination fee, and interest shall be due and payable at the end of the two-month term on November 10, 2004.

                  The 20 Carolina Truck Connection trailers currently liened by Land Transportation shall collateralize this note.

                  This note shall, at the option of the holder, become immediately due and payable, without notice or demand, upon the happening of any one of the following specified events, with respect to the Maker hereof: (a) failure for ten (10) days to pay any amount as herein agreed, (b) default in the performance of any other obligation to the holder hereof, (c) insolvency of the Maker hereof, (insolvency being defined herein as the inability to pay liabilities at normal maturity, or an excess of total liabilities over total assets, or both), (d) the making of a general assignment for the benefit of creditors, (e) the filing of any petition or the commencement of any proceeding by or against the Maker or any guarantor for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, composition or extensions, (f) the appointment of a receiver of, or the issuance or making of a writ or order of attachment or garnishment against, any of the property or assets of the Maker, or guarantors, or (g) termination of the transaction of the usual business of the Maker of this note.

                  The undersigned of this note hereby waive presentment for payment, notice of nonpayment and dishonor, protest and notice of protest; waive trial by jury in any action or proceedings arising on, out of, under or by reason of this note; consent to any renewals, extensions and partial payments of this note or the indebtedness for which it is given without notice to them, and consent that no such renewals, extensions or partial payments or release or modification of any collateral securing this note or the indebtedness for which it is given, shall discharge any party hereto from liability hereon in whole or in part. If this note be not paid when due, and if it is placed with an attorney for collection, the Maker, Makers, and Endorsers agree to pay all costs of collection, including a reasonable attorney's fee. This note may not be changed or terminated orally.

                  The rights and remedies of the holder hereof, under this note and under any and all of the guarantees and under or upon any collateral security of any nature held by the holder hereof and securing this note or the indebtedness for which it is given shall be deemed cumulative, exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recover any portion of the indebtedness evidenced by this notice shall not be deemed a waiver of any other right of the holder hereof.


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                  The acceptance of any installments or payments by the holder hereof after the due date herein, or the waiver of any breach or default shall not constitute a waiver or prevent the holder hereof from immediately pursuing any or all of its remedies hereunder. It is further understood and agreed, that the interest rate herein shall become sixteen (16%) percent, or the highest rate permitted by law, after default or maturity until this obligation has been paid in full.

                  Failure at any time to exercise any of the rights of Payee hereunder shall not constitute a waiver of such rights and shall not be a bar to exercise of any of such rights at a later date. In the event of commencement of suit to enforce payment of this note, the prevailing party shall be entitled to receive the costs of collection including reasonable attorneys' fees and court costs.
                  The Maker of this note shall have the privilege to prepay the indebtedness herein at any time, in whole or in part, with interest, and without penalty.

                  IN WITNESS WHEREOF, the undersigned has caused this promissory note to be duly executed as of the date first written below.


Dated: September 10, 2004          XRG, INC., Maker

                                   By: Kevin Brennan
                                      ----------------------------------------
                                       Kevin Brennan, President